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                                                                  Exhibit 10.11



                                SECOND AMENDMENT

                           TO LEASE DATED MAY 3, 1994
                                 BY AND BETWEEN
                      JOHN G. B. ELLISON, JR. ("LANDLORD")
                                       AND
                      THE ELLISON COMPANY, INC. ("TENANT")


      Effective July 1, 1999 this Second Amendment replaces ARTICLE V, Section 5.02, and adds to ARTICLE X, Section 10.02 of the Lease Dated May 3, 1994, by and between John G. B. Ellison, Jr., LANDLORD and The Ellison Company, Inc., TENANT.

Replace Article V, Section 5.02 with the following:

      "REAL PROPERTY TAX. TENANT shall reimburse LANDLORD for all real property taxes and assessments on the Premises in excess of $19,600 due annually."

      Add the following to Article X, Section 10.02:

      "TENANT shall reimburse LANDLORD for the cost of property insurance on premises that is in excess of $2,200 annually."


      ACCEPTED AND AGREED:

TENANT:                                         THE ELLISON COMPANY, INC.,
                                                a North Carolina Corporation


[GRAPHIC OMITTED]
[CORPORATE SEAL]                                BY: /s/ Brenda P. Cathcart
                                                   -----------------------------
                                                   Treasurer

                                                Date: 6-29-99
                                                     --------

ATTEST:

/s/ Elaine M. Roberts
--------------------------
Asst. Secretary



LANDLORD:

                                              /s/ John G. B. Ellison, Jr. (SEAL)
                                              ----------------------------
                                              John G. B. Ellison, Jr.

                                              Date: 6-30-99
                                                   ----------